UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      February 23, 2006
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-6395                                          95-2119684
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  (Commission File Number)                    (IRS Employer Identification No.)

       200 Flynn Road
    Camarillo, California                                93012-8790
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 (Address of Principal Executive Offices)                (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement


At meetings on February 23, 2006 and February 28, 2006, the Compensation Committee of the Board of Directors of Semtech Corporation (the "Committee") took the following actions, including actions with regard to the compensation of executive officers who will be named in the Summary Compensation Table of Company's 2006 Proxy Statement (the "Named Executive Officers").


Base Salaries. The Committee considered the base salaries of the Named Executive Officers and determined to adjust the base salaries of the Named Executive Officers as follows, effective February 27, 2006. The Committee noted that Mr. Wilson's last base salary adjustment was effective in September 2002 and that the base salaries of the other Named Executive Officers receiving increases had been in effect since November 2003.


                      NAME                           FY2006       REVISED
                                                  ANNUAL BASE   ANNUAL BASE
                                                     SALARY        SALARY

  John D. Poe (1)                                   $600,000      $600,000
    Acting Chief Executive Officer
  David G. Franz                                    $215,057      $222,000
     Chief Financial Officer
  Paul D. Peterson                                  $215,004      $230,000
     Vice President, Sales and Marketing
  Jeffrey T. Pohlman                                $180,198      $205,000
     Vice President, Protection Products
  John M. Wilson                                    $200,078      $205,000
     Vice President, Power Management Products

(1) Since September 27, 2005, Mr. Poe, Chairman of the Board, has been serving as acting Chief Executive Officer on an interim basis until a replacement is identified and assumes the Chief Executive Officer role. Mr. Poe is paid $50,000 per month for these services, with the amount subject to future review by the Committee. The Committee did not take any action in February 2006 with respect to Mr. Poe; the annualized payment information is included here for the sake of completeness. When the CEO position is filled, compensation information for the new CEO will be disclosed in accordance with SEC rules.


Cash Bonus Incentive Plan. In order to more closely align awards with Company and business unit performance, the Committee amended and restated the Company's Cash Bonus Incentive Plan ("Plan") effective as of its fiscal year 2007 that began on January 30, 2006. The following brief summary of the material elements of the amended and restated Plan does not purport to be complete and is qualified in its entirety by the Plan document attached as Exhibit 10.1 and incorporated herein by reference.


Participants. Participants are salaried employees selected each fiscal year based on recommendations by their supervisors, with the endorsement of the applicable business unit managers or corporate function heads.


Bonus Pool. As early as feasible at the beginning of each fiscal year, the Chief Executive Officer recommends to the Committee for its review and approval an amount to be established as a bonus pool for the fiscal year. The proposed pool amount is calculated as the sum of (a) the target bonus awards for employees recommended to be participants for the Plan Year and (b) an estimate of target awards for positions that may be filled during the Plan (new hires who may become participants on a pro rata basis). To assist the Committee in making a determination with respect to the recommendation, the proposed bonus pool is also expressed as a percentage of earnings before interest and taxes

("EBIT"), as set forth in the Company's annual business plan ("Business Plan"). However, for this purpose such EBIT is computed prior to the deduction of incentive compensation payments to be paid under the Plan and may exclude anticipated extraordinary items. As discussed below, actual awards may exceed target awards under certain circumstances. In no event will the aggregate incentive compensation payments under the Plan for a fiscal year exceed 205% of the bonus pool established for that fiscal year.

Award Calculation. Incentive compensation awards are calculated as follows under the supervision of the Company's Chief Financial Officer.

Subject to any discretionary adjustments made pursuant to the Plan and any limitations contained in the Plan, awards are determined by mutliplying the Participant's Target Award by the sum of

         30% of the Individual Performance Factor, 50% of the relevant Business Unit Performance Factor, and 20% of the Corporate Performance Factor (for Participants who are members of a Business Unit); or

         30% of the Individual Performance Factor and 70% of the Corporate Performance Factor (for Participants other than the Chief Executive Officer who are members of a corporate functional group rather than a Business Unit).

         30% of the Individual Performance Factor and 70% of the CEO Corporate Performance Factor (for the Chief Executive Officer).

     1.   Target Levels and Target Awards.

         A participant's annual base salary (as of the date of the calculation) is multiplied by a target percentage that is based on the participant's position. This establishes the participant's Target Award.

         Target levels are based on the level of importance and responsibility of the position in the Company. Where a range has been established, the actual target level is determined by the relevant business unit manager or corporate functional group head and the Vice President of Human Resources, subject to approval by the Chief Executive Officer. The Committee determines the actual target level for the Chief Executive Officer and each of the other executive officers.

                        Position               Target Level

                  President and Chief               70-150%
                  Executive Officer
                  Chief Financial Officer           70-125%
                  Chief Operating Officer           70-125%
                  Business Unit and                 50-125%
                  Functional Unit Heads
                  Other Eligible Positions          10-100%

     2.   Individual Performance Factor.

         At or near the beginning of each fiscal quarter, performance goals for each participant are set by the participant and the participant's supervisor. These quarterly individual performance goals are weighted by the participant and supervisor to reflect the importance of each objective and are generally referred to as "Most Important Tasks
         (MITs)". MITs for the Chief Executive Officer are set by the Chief Executive Officer and the Committee. From time to time other Board members may assist the Committee with respect to the MITs of the Chief Executive Officer.

         Each quarter the Chief Executive Officer disseminates general financial goals and strategic objectives to the business unit managers and corporate functional heads. They, in turn, disseminate their tactical plans and objectives to the supervisors to assist in the development of participants' MITs. MITs are generally to be established in a manner so as to be specific, measurable, and time specific. MITs are meant to be attainable and realistic but also provide some challenge to achieve results above the norm.

         Each participant's quarterly MITs will include individual performance goals related to technical, operational, financial, and/or managerial matters such as

          o  research and development             o  sales support
          o  product development cycle time       o  marketing to key customers
          o  patent activity                      o  obtaining new customers
          o  design wins, in terms of customer    o  customer support, including
             programs or reference designs           application matters
          o  operations performance               o  bookings
          o  systems improvements                 o  billings
          o  supplier contracts or issues         o  achievement of cost savings
          o  production contracts or issues       o  budget achievement
          o  customer contracts or issues         o  free cash flow
          o  foundry management                   o  working capital
          o  supply chain management              o  return on equity
          o  inventory control                    o  return on sales
          o  manufacturing efficiencies,          o  return on assets
             including improvement of variances   o  margin improvements
          o  quality and reliability              o  investor relations
          o  order fulfillment and delivery       o  corporate governance
             performance                          o  filling key positions
                                                  o  legal matters
                                                  o  strategic initiatives

         The cumulative weighting of such individual performance goals will total 100% for each participant. The actual weighting of a participant's individual performance goals is determined by the participant's supervisor. The actual weighting of the Chief Executive Officer's individual performance goals is determined by the Committee.

         After the end of each fiscal quarter, each participant's performance against the MITs established for the quarter is assessed by the participant's supervisor. Quarterly MITs scoring for the Chief Executive Officer is performed the Committee. From time to time the other Board members may assist the Committee in review of the Chief Executive Officer's performance.

         Objectives may be evaluated on a partial credit basis. A participant may receive a quarterly MITs score in excess of 100% based upon exceptional performance, but only with the review and approval of (a) the participant's manager and endorsement of either (i) the Chief Executive Officer or Chief Operating Officer (with respect to participants in business units) or (ii) the Chief Executive Officer (with respect to participants in corporate functional groups and executive officers) or (b) the Committee, with respect to the Chief Executive Officer.

         After the end of the fiscal year, each participant's quarterly MITs scores are averaged to arrive at the participant's Individual Performance Factor. The Individual Performance Factor for any
         participant, or group of participants, may be adjusted, upward or downward, at the discretion of the Chief Executive Officer or the Committee.

     3.  Organizational Performance Factors.

         At the time the bonus pool is established by the Committee, the Committee also determines the percentage of the Business Plan that must be achieved (in terms of EBIT) in order to use 100% as the Corporate Performance Factor in the award calculation. In doing so, the Committee will establish a formula for generating the Corporate Performance Factor for lesser and superior performance against the Business Plan. In most circumstances, 100% achievement of the Business Plan will equate to a 100% Corporate Performance Factor, but the Committee may establish a different correlation. The Committee may adjust the formula to establish a higher performance threshold that must be attained before any value is assigned to the Corporate Performance Factor. In no event will the formula result in a Corporate Performance Factor of more than 250%.

         For example, a formula established by the Committee may correlate attainment of 100% of the Business Plan with a 100% Corporate Performance Factor, attainment of 120% of the Business Plan with a 150% Corporate Performance Factor, and attainment of 60% or less of the Business Plan with a Corporate Performance Factor of zero. Even though the formula results in a Corporate Performance Factor of zero at a 60% performance level, the Committee may adjust the formula to require better performance, say 70% attainment of the Business Plan, before any value is assigned to the Corporate Performance Factor.

         Taking into account the Chief Executive Officer's leadership role in attaining the Business Plan, the Committee will likewise establish a formula for the CEO Corporate Perfomance Factor. This formula may be the same as the Corporate Performance Factor formula or may vary from it. For example, the Committee may establish a formula that results in a higher CEO Corporate Performance Factor than Corporate Performance Factor for the same level of acheivement over and above the Business Plan and/or which results in a lower CEO Corporate Performance Factor than Corporate Performance Factor for the same level of achievement if the Business Plan is not met. In no event will the formula result in a CEO Corporate Performance Factor of more than 250%.

         The Committee will likewise establish formulas with respect to the Business Plan of each Business Unit. In no event will any formula result in a Business Unit Performance Factor for any Business Unit of more than 250%.

         After the end of each fiscal year, the actual EBIT performance of the Company is compared to the Business Plan. The percentage of the Business Plan achieved is used in the previously established formulas to determine the Corporate Performance Factor and CEO Corporate Performance Factor carried into the award computations. A similar comparison of each business unit's results against the business unit's Business Plan is made to determine the Business Unit Performance Factor for each business unit. These organizational performance factors may be adjusted upward or downward at the discretion of the Chief Executive Officer or the Committee, provided that the Chief Executive Officer may not adjust the CEO Corporate Performance Factor. In no event will any such adjustment result in a Corporate Performance Factor, CEO Corporate Performance Factor, or Business Unit Performance Factor of more than 250%.

     4.   Adjustments and Limitations

         Before the calculated awards are presented to the Committee, the award for any participant or group of participants may be adjusted, upward or downward, at the discretion of the Chief Executive Officer. The recommended award for any participant, or group of participants, may be adjusted, upward or downward, at the discretion of the Committee. Examples of factors that could lead to an adjustment are subjective criteria such as the participant's initiative, leadership, teamwork, judgment, and creativity.

         In no event will an incentive compensation payment under the Plan to any participant for a fiscal year exceed 205% of the participant's Target Award for that fiscal year.

Payment of Awards. No award is payable under the Plan unless and until the Committee authorizes the awards for Participants generally and for executive officers in particular. Awards authorized by the Committee are paid within two and one-half months after the end of the fiscal year, but only after the Company's registered independent public accountant has completed its audit of the Company's financial statements for that fiscal year. Unpaid awards are subject to cancellation or downward revision if the Committee determines such action is warranted based on audit results.

Awards of Annual Incentive Compensation for Efforts in Fiscal Year 2006. The Committee approved incentive compensation awards for the Named Executive Officers for efforts during fiscal year 2006 (January 31, 2005 through January 29, 2006) as follows. These awards were made under the Plan as it existed during fiscal year 2006 (see Exhibits 10.1 and 10.19 to the Company's annual report on Form 10-K filed on April 15, 2005).

              NAME                   BONUS       PERCENT OF    PERCENT OF
                                                TARGET BONUS      BASE
                                                                SALARY(1)
          Jason L. Carslon(2)
          Former Chief Executive
          Officer                     ---           ---            ---
          Mr. Poe(3)                  ---           ---            ---
          Mr. Franz                  $56,829        38%            26%
          Mr. Peterson               $70,000        47%            33%
          Mr. Pohlman               $151,366        120%           84%
          Mr. Wilson                 $62,867        45%            31%

(1)  Base salary in effect during fiscal year 2006.

(2) The Company and Mr. Carlson executed an Agreement and Release in October 2005 that provides that Mr. Carlson is not entitled to any bonus under the Plan for services in fiscal year 2006. For more information, see the Company's reports on Form 8-K filed on October 3, 2005 and October 14, 2005.

(3) The Committee previously determined that the monthly fee paid to Mr. Poe for serving as acting CEO is all inclusive; thus he is not eligible for an award under the Plan.

Annual Incentive Compensation for Efforts in Fiscal Year 2007. The Committee established a bonus pool for incentive compensation to be earned in fiscal year 2007. The Committee further determined the percentage of the Business Plan that must be achieved in fiscal year 2007 in order to use 100% as the Corporate Performance Factor and established a formula for generating the Corporate Performance Factor for lesser and superior performance against the Business Plan. The Committee made similar determinations with respect to the fiscal year 2007 Business Unit Performance Factor for each business unit.

The Named Executive Officers are eligible to earn the following minimum, target, and maximum bonus awards under the Plan during fiscal year 2007.

                Incentive Awards as Percentage of Base Salary

                             Minimum (1)   Target   Maximum (2)
            Mr. Poe(3)           ---        ---         ---
            Mr. Franz             0         75%       153.75%
            Mr. Peterson          0         90%       184.50%
            Mr. Pohlman           0         75%       153.75%
            Mr. Wilson            0         75%       153.75%


(1)  The Plan does not guarantee an award for any participant.

(2) The maximum award any participant may receive under the Plan is 205% of the target award.

(3) The Committee previously determined that the monthly fee paid to Mr. Poe for serving as Acting CEO is all inclusive; thus he is not eligible for an award under the Plan. When the CEO position is filled, information regarding the new CEO's bonus will be disclosed in accordance with SEC rules

As in prior years, each of the Named Executive Officers will have individual performance goals established on a quarterly basis related to technical, operational, financial, and/or managerial matters such as those described above.

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

           Exhibit 10.1    Semtech Corporation Cash Bonus Incentive Plan

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006                            SEMTECH CORPORATION


                                               By:   /s/   David G. Franz, Jr.
                                                  -----------------------------
                                                     David G. Franz, Jr.
                                                    Chief Financial Officer

                               INDEX TO EXHIBITS

        Exhibit Number     Description of Document
        --------------     -----------------------

             10.1          Semtech Corporation Cash Bonus Incentive Plan